Exhibit 10.8.2

AMENDMENT NO. 2 TO CREDIT AGREEMENT
AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of January 31, 2017 (this “Amendment No. 2”), by and among ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L., a société à responsabilité limitée (private limited liability company) incorporated under the laws of the Duchy of Luxembourg, as Lux Borrower (the “Lux Borrower”), ENDO LLC, a limited liability company organized under the laws of Delaware, as Co-Borrower (the “Co-Borrower” and together with the Lux Borrower, the “Borrowers”), and Deutsche Bank AG New York Branch, as Administrative Agent (“Administrative Agent”) under the Credit Agreement (as defined below).
W I T N E S S E T H:
WHEREAS, each Borrower, the Administrative Agent, the other parties from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into a Credit Agreement, dated as of February 28, 2014 (as the same has and hereinafter may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 2 have the same meanings as specified in the Credit Agreement);
WHEREAS, the Borrowers and the Administrative Agent have jointly identified an obvious error or omission of a technical nature in the Credit Agreement;
WHEREAS, on the date hereof, pursuant to Section 9.02(e) of the Credit Agreement, each Borrower and the Administrative Agent desire to amend the Credit Agreement as described in this Amendment No. 2 in order to rectify an obvious error in the definitions of “Excess Cash Flow” and “Excess Cash Payment Date”; and
WHEREAS, the Administrative Agent and each Borrower are willing to so agree, subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Amendment.
Effective as of the Amendment No. 2 Effective Date (as defined below), pursuant to Section 9.02(e) of the Credit Agreement, (I) the definition of “Excess Cash Flow” in the Credit Agreement is hereby amended to (A) replace the word “and” with a comma immediately prior to clause (b)(xiii) of such definition and (B) add the following provision at the end of such clause (xiii): “and (xiv) the aggregate net amount of non-cash gains, non-cash income and non-cash credits included in calculating Consolidated Net Income during such period” and (II) the definition of “Excess Cash Payment Date” in the Credit Agreement is hereby amended by replacing the words “the Parent’s” with “Irish Holdco’s”.

SECTION 2.    Representations and Warranties.
By its execution of this Amendment No. 2, each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that:
(a)    this Amendment No. 2 has been duly authorized, executed and delivered by each Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    the execution, delivery and performance by each Borrower of this Amendment No. 2 and the consummation of the transactions contemplated by this Amendment No. 2 do not and will not (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or any order of any Governmental Authority (except such non-compliance that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect) or the charter, by-laws or other organizational documents of the Borrowers, (iii) will not violate in any material respect or result in a default under any indenture, material agreement or other material instrument binding upon the Borrowers or theirs assets, or give rise to a right thereunder to require any payment to be made by the Borrowers, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrowers, other than Liens created under the Loan Documents;
(c)    each of the representations and warranties contained in Article III of the Credit Agreement is true and correct in all material respects as of the Amendment No. 2 Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects on and as of such earlier date (provided that representations and warranties that are qualified by materiality shall be true and correct in all respects); and
(d)    no Default or Event of Default exists, or will result from the execution of this Amendment No. 2 and the transactions contemplated hereby as of the Amendment No. 2 Effective Date.
SECTION 3.    Effectiveness.
This Amendment No. 2 shall become effective on and as of the date (such date, the “Amendment No. 2 Effective Date”) on which this Amendment No. 2 shall have been executed and delivered by (A) each Borrower and (B) the Administrative Agent.
SECTION 4.    Amendment, Modification and Waiver.
This Amendment No. 2 may not be amended, modified or waived except in accordance with Section 9.02 of the Credit Agreement.

SECTION 5.    Reference to and Effect on the Credit Agreement and the Loan Documents.
On and after the Amendment No. 2 Effective Date, each reference in the Credit Agreement or any other Loan Document to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 2.
SECTION 6.    Entire Agreement.
This Amendment No. 2, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby and that this Amendment No. 2 is a Loan Document.
SECTION 7.    Governing Law and Waiver of Jury Trial.
THIS AMENDMENT NO. 2 AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 9.09 OF THE CREDIT AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AMENDMENT NO. 2 AND SHALL APPLY HERETO.
SECTION 8.    Severability.
In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 9.    Counterparts.
This Amendment No. 2 may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart to this Amendment No. 2 by facsimile transmission or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment No. 2.

SECTION 10.    Headings.
Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment No. 2 as of the date first written above.

ENDO LUXEMBOURG FINANCE COMPANY I S.À R.L.

By:	/s/ Orla Dunlea Name: Orla Dunlea Title: Manager A
ENDO LLC

By:	/s/ Deanna Voss Name: Deanna Voss Title: Secretary

[Signature Page to Amendment No. 2 to the Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:    /s/ Anca Trifan
    Name:    Anca Trifan
    Title:    Managing Director
By:    /s/ Dusan Lazarov
    Name:    Dusan Lazarov
    Title:    Director

[Signature Page to Amendment No. 2 to the Credit Agreement]